Inspire Global Hope ETF

BLES

Inspire Small/Mid Cap Impact ETF

ISMD

Inspire Corporate Bond Impact ETF

IBD

Inspire 100 ETF

BIBL

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated June 6, 2019

to the Prospectus dated April 1, 2019 and Statement of Additional Information dated April 3, 2019 (the “SAI”)

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At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 25, 2019, the Board approved Brown Brothers Harriman & Co. (“BBH”) to serve as the Funds’ securities lending agent pursuant to a Securities Lending Agency Agreement between BBH and the Trust on behalf of the Funds. Accordingly, disclosure in the Funds’ current Prospectus and SAI is added as follows:

1.	The following disclosure is added before the heading “Portfolio Holdings Disclosure” on page 24 of the Prospectus:

SECURITIES LENDING:  The Fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

2.	The following disclosure is added under the heading “Custodian” beginning on page 28 of the SAI:

Securities Lending Activities

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ securities lending agent pursuant to a Securities Lending Agency Agreement between BBH and the Trust on behalf of the Funds. There were no amounts of income and fees and compensation paid to the Funds and BBH related to the Funds’ securities lending activities during the fiscal period ended November 30, 2018.

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You should read this Supplement in conjunction with the Funds' Prospectus dated April 1, 2019 and SAI dated April 3, 2019 which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting Inspireinvesting.com or by calling 1-877-658-9473.